SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 6, 2006

CHARYS HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-18292	54-2152284
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415

Atlanta Georgia 30338

(Address of Principal

Executive Offices)

(678) 443-2300

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 6, 2006, Charys Holding Company, Inc. (“Charys”) issued a letter to stakeholders summarizing accomplishments during fiscal 2006 and discussing Charys’ evolving business strategies. The letter includes certain financial performance data for the completed fiscal year. A copy of the letter is provided as Exhibit 99.1 to this current report on Form 8-K.

The stakeholders letter includes certain pro forma disclosures of EBITDA, defined as consolidated earnings, before interest, taxes, depreciation and amortization, for the fiscal year ended April 30, 2006 assuming that the acquisitions of certain of its subsidiaries were all effective May 1, 2005. EBITDA is not a financial measure under generally accepted accounting principles in the United States, or GAAP. EBITDA is presented because it is a widely accepted financial performance indicator. EBITDA is not a term that has a specific meaning in accordance with GAAP and may be calculated differently by other companies. EBITDA should not be considered in isolation or as a substitute for earnings from operations or cash flow data calculated in accordance with GAAP, or as a measure of a company’s profitability or liquidity. However, Charys presents this measure as an additional way to evaluate the performance of its combined businesses based on its recent acquisition activity in that the various businesses acquired may vary with respect to factors such as interest obligations, tax burden and depreciation and amortization schedules. Set forth below is a reconciliation of the EBITDA information provided in the stakeholder letter to net income, the most directly comparable GAAP measure.

The following reflects the inclusion of Personal Resources of GA, CCI Telecom; and on a pro forma basis, Viasys Services, Method IQ, Aeon Technology, LFC, C&B Services, Digital Construction Services

($ in millions)

Net Income	$50
Income Tax	30
Interest Expense	3
Depreciation Expense	3
EBITDA	$86

The following shows the inclusion of all of the above plus the addition of the following companies for which acquisitions are currently pending: Complete Tower Solution, Mitchell Site Acquisition, and the related 53 towers located in Louisiana:

($ in millions)

Net Income	$ 61
Income Tax	38
Interest Expense	4
Depreciation Expense	3
EBITDA	$106

Item 8.01.	Other Events.

The information provided in response to Item 2.02 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Letter to Stakeholders dated July 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARYS HOLDING COMPANY, INC.

Date: July 12, 2006	By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr.
Chief Executive Officer